                                                                   EXHIBIT 10.92
[LOGO OF LIBERTY
 BOND SERVICES APPEARS HERE]
                                                  GENERAL AGREEMENT OF INDEMNITY

     This General Agreement of Indemnity ("Agreement") is made and entered into by the following individuals, partnerships and/or corporations, MEADOW VALLEY CORPORATION AND ANY OF ITS PRESENT OR FUTURE, DIRECTLY OR INDIRECTLY MAJORITY-OWNED OR CONTROLLED SUBSIDIARIES OR AFFILIATES, WHETHER ALONE OR IN JOINT VENTURE WITH OTHERS NOT NAMED HEREIN; AND ANY CORPORATION, PARTNERSHIP OR PERSON UPON THE WRITTEN REQUEST OF ANY OF THE UNDERSIGNED individually and collectively hereinafter called ("Principals"), who intend to assume the obligations of Principals, as noted in this Agreement, with respect to any surety bond, undertaking, recognizance, instrument of guarantee or other surety obligation (hereinafter called "Bonds") requested and/or issued, before or after the date of this Agreement by Liberty Mutual Insurance Company, a Massachusetts corporation, on behalf of itself and LM Insurance Corporation, an Iowa corporation; The First Liberty Insurance Corporation, and Iowa corporation; Liberty Mutual Fire Insurance Company, a Massachusetts corporation; Liberty Insurance Corporation, a Vermont corporation; and any other company that is part of or added to the Liberty Mutual Group for which surety business is underwritten by Liberty Bond Services (hereinafter called the "Surety") on behalf of such Principals and all of the above listed Principals (individually and collectively hereinafter called "Indemnitors" in this secondary capacity), jointly and severally, also intend to assume the obligations of Indemnitors, as noted in this Agreement, with respect to any and all Bonds heretofore, presently or hereafter requested and/or issued by the Surety on behalf of any or all Principals.

                                  WITNESSETH

     WHEREAS, the Principals, in the performance of contracts and the fulfillment of obligations generally, whether in their own names solely or as co-adventurers with others, may desire, request, or be required to give or procure certain Bonds, and/or to renew, continue, extend or substitute, from time to time, the same or new Bonds with the same or different penalties, and/or conditions, as may be desired, requested or required, in the renewal, continuation, extension and/or substitution thereof; or the Principals or Indemnitors may request the Surety to refrain from canceling the Bonds; and

     WHEREAS, at the request of the Principals and the Indemnitors and with the express understanding that this Agreement be given, the Surety has heretofore or has presently been requested to and/or has executed or has procured to be executed, and, from time to time hereafter, may be requested to and/or may execute or may procure to be executed, the Bonds on behalf of the Principals; and

     WHEREAS, the Indemnitors have a substantial, material and beneficial interest in the obtaining of the Bonds or in the Surety's refraining from canceling the Bonds.

     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Principals and Indemnitors for themselves, their heirs, executors, administrators, successors and assigns, jointly and severally, hereby covenant and agree with the Surety, its successors and assigns, as follows:

     FIRST: PREMIUMS - The Principals and Indemnitors will pay to the Surety, promptly upon demand, all premiums, costs and charges of the Surety for Bonds requested and/or issued by the Surety in accordance with its rate filings, its manual of rates, or as otherwise agreed upon, and where such premium, costs and charges are annual, continue to pay the same until the Principals of Indemnitors shall deliver evidence satisfactory to the Surety of its discharge or release from the Bonds and all liability by reason thereof.

     SECOND: INDEMNITY - The Principals and Indemnitors shall exonerate, indemnify, and keep indemnified the Surety from and against any and all liability for losses, fees, costs and expenses of whatsoever kind or nature (including, but not limited to interest, court costs and counsel (fees) and from and against any and all such losses, fees, costs and expenses which the Surety may sustain or incur: (1) by reason of being requested to execute or procure the execution of any Bonds; or (2) by having executed or procured the execution of any Bonds; or (3) by reason of the failure of the Principals or Indemnitors to perform or comply with any of the covenants and conditions of this Agreement;
or (4) in enforcing any of the covenants and conditions of this Agreement. Payment by reason of the aforesaid causes shall be made to the Surety by the Principals and Indemnitors promptly, upon demand by the Surety, whether or not the Surety shall have made any payment therefor. In the event of any payment by the Surety, the Principals and Indemnitors further agree that in any accounting between the Surety and the Principals, or between the Surety and the Indemnitors, or either or both of them, the Surety shall be entitled to charge for any and all disbursements made by it in good faith in and about the matters herein contemplated by this Agreement under the belief that is , or was, or might be liable for the sums and amounts so disbursed or that is was necessary or expedient to make such disbursements, whether or not such liability, necessity or expediency existed; and that the vouchers or other evidence or any such payments made by the Surety shall be prima facie evidence of the fact and amount of liability to the Surety. If for any reason the Surety shall deem it necessary to set up or to increase a reserve to cover any possible liability for losses and/or fees, costs and expenses for which the Principals and the Indemnitors will be obliged to indemnify the Surety under the terms of this Agreement, the Principals and the Indemnitors will deposit with the Surety, promptly upon demand, a sum of money equal to such reserve (including any fees, costs and expenses) and any increase thereof as collateral security to the Surety for such liabilities. The Surety shall have the right to use the deposit, or any part thereof, in payment or settlement of any such liabilities for which the Principals and the Indemnitors would be obliged to indemnify the Surety under the terms of this Agreement.

     THIRD ASSIGNMENT - The Principals and the Indemnitors hereby consenting, will assign, transfer, pledge and convey to the Surety, and do hereby assign, transfer, pledge and convey to the Surety, as collateral security for the full performance of the covenants and agreements herein contained and for the payment of any other indebtedness or liability of the Principals and/or Indemnitors to the Surety, whether heretofore or hereafter incurred, the assignment in the case of each contract shall become effective as of the date of the Bond covering such contract, but only in the event of: (1) any abandonment, forfeiture or breach of any contract referred to in the Bonds or of any breach of any Bond; or (2) a default in discharging any other indebtedness or liabilities incurred in connection therewith, when due; or (3) any breach of the covenants and conditions of this Agreement; or (4) any assignment by the Principals for the benefit of creditors, or of the appointment, or of any application for the appointment, of a receiver or trustee for the Principals whether insolvent or not; or (5) any proceeding which deprives the Principals of the use of any of the machinery, supplies, equipment, plant, tools or material referred to in section (b) of this paragraph; or (6) the Principal's dying, absconding, disappearing, incompetency, insolvency, being convicted of a felony, or imprisoned, if the Principal by an individual: (a) all the right, title and interest of the Principals and the Indemnitors in, and growing in any manner out of, all contracts referred to in the Bonds, or in, or growing in any manner out of the Bonds; (b) all the right, title and interest of the Principals and the Indemnitors in and to all machinery, supplies, equipment, plant, tools and materials which are now, or may hereafter be, about or upon the site or sites of any and all contractual work referred to in the Bonds or elsewhere, including materials purchased for or chargeable to any and all contracts referred to in the Bonds, materials which may be in the process of construction, in storage at the site or elsewhere, or in transportation to any and all sites; (c) all the right, title and interest of the Principals and the Indemnitors in and to all subcontracts let or to be let in connection with any and all contracts

             LIBERTY BOND SERVICES, GENERAL AGREEMENT OF INDEMNITY
   Indemnitors:  Meadow Valley Corporation and any of its present or future, directly or indirectly majority-owned or controlled subsidiaries or affiliates, whether alone or in joint venture with others not named herein; and any corporation, partnership or person upon the written request of any of the undersigned
------------------------------------------------------------------------------

referred to in the Bonds, and in and to all surety bonds supporting such subcontracts; (d) all actions, causes of actions, claims and demands whatsoever which the Principals and the Indemnitors may have or acquire against any subcontractor, laborer or materialman, or any person furnishing or agreeing to furnish or supply labor, material, supplies, machinery, tools, other equipment in connection with or on account of any and all contracts referred to in the Bonds; and against any surety or sureties of any subcontractor, laborer or materialman; and (e) any and all percentages retained and any and all sums that may be due or hereafter become due on account of any and all contracts referred to in the Bonds and all other contracts whether bonded or not in which the Principals or the Indemnitors have an interest.

FOURTH: UNIFORM COMMERCIAL CODE - This Agreement shall constitute a Security Agreement to the Surety and also a Financing Statement, both in accordance with the provisions of the Uniform Commercial Code of every jurisdiction wherein such Code is in effect and may be so used by the Surety without in any way abrogating, restricting or limiting the rights of the Surety under this Agreement or under law, or in equity. A carbon, photographic or other reproduction of this Agreement may be filed as a Financing Statement.

FIFTH: TAKEOVER - In the event of any breach or default asserted by the obligee in any Bond, or the Principals have abandoned the work on or forfeited any contract or contracts covered by any Bond, or have failed to pay obligations incurred in connection therewith, or in the event of the Principal's dying, absconding, disappearing, incompetency, insolvency, being convicted of a felony, or imprisoned, if the Principal be an individual, bankruptcy of the Principals, or the appointment of a receiver or trustee for the Principals or the property of the Principals, or in the event of an assignment for the benefit of creditors of the Principals, or if any action is taken by or against the Principals under or by virtue of the Federal Bankruptcy Code, or should reorganization or arrangement proceedings be filed by or against the Principals under said Code, or if any action is taken by or against the Principals under the Insolvency laws of any state, possession or territory of the United States, the Surety shall have the right, at its option and in its sole discretion and is hereby authorized, with or without exercising any other right or option conferred upon it by law or under the terms of this Agreement, to take possession of any part or all of the work under any contract or contracts covered by any Bond, and at the expense of the Principals and Indemnitors to complete or arrange for the completion of the same, and the Principals and Indemnitors shall promptly, upon demand, pay to the Surety all losses, fees, costs and expenses so incurred.

SIXTH: CHANGES - The Surety is authorized and empowered, without notice to or knowledge of the Indemnitors, to assent to any change whatsoever in the Bonds, and/or any contracts referred to in the Bonds, and/or in the general conditions, plans and/or specifications accompanying said contracts, including, but not limited to, any change in the time for the completion of said contracts and to payments or advances thereunder before the same may be due, and to assent to or take any assignment or assignments, to execute or consent to the execution of any continuations, extensions or renewals of the Bonds and to execute any substitute or substitutes therefor, with the same or different conditions, provisions and obligees and with the same or larger or smaller penalties, it being expressly understood and agreed that the Indemnitors shall remain bound under the terms of this Agreement even though any such assent by the Surety does or might substantially increase the liability of said Indemnitors.

SEVENTH: ADVANCES - The Surety is authorized and empowered, in its sole discretion and without any obligation to do so, to guarantee loans, to advance or lend to the Principals any money, which the Surety may see fit, for the purpose of any contracts referred to in, or guaranteed by the Bonds, and all money expended in connection with the investigation and/or in the completion of any such contracts by the Surety, or lent or advanced from time to time to the Principals, or guaranteed by the Surety for the purposes of any such contracts, and any and all other costs and expenses incurred by the Surety in relation thereto, unless repaid with legal interest by the Principals to the Surety when due, shall be presumed to be a loss by the Surety for which the Principals and the Indemnitors shall be responsible notwithstanding that said money or any part thereof should not be so used by the Principals.

EIGHTH: BOOKS AND RECORDS - At any time, and until such time as the liability of the Surety under any and all Bonds is terminated, the Surety shall have the right of reasonable access to the books, records and/or accounts of the Principals and Indemnitors; and any bank depository, materialman, supply house or other person, firm or corporation when requested by the Surety is hereby authorized to furnish the Surety any information requested including, but not limited to, the status of the work under contracts being performed by the Principals, the condition of the performance of such contracts and payments of accounts.

NINTH: DECLINE EXECUTION - Unless otherwise specifically agreed in writing, the Surety may decline to execute any Bond and the Principals and Indemnitors agree to make no claim to the contrary in consideration of the Surety's receiving this Agreement, and if the Surety shall execute a Bid or Proposal Bond, it shall have the right to decline to execute any other Bonds that may be required in connection with any award that may be made under the proposal for which the Bid or Proposal Bond is given, and such declination shall not diminish or alter the liability that may arise by reason of having executed the Bid or Proposal Bond. The Principals and the Indemnitors acknowledge that the Surety makes no representation as to the validity or acceptability of any of its Bonds to any person, firm or entity of whatever sort or kind under any contract. The Principals and the Indemnitors agree that they shall have no claim against the Surety arising out of or in any manner relating to the failure or refusal of any person, firm or entity of whatever sort or kind to award any contract to the Principals, or to accept any Bond executed and delivered by the Surety, or that the Surety has been requested to execute and delivery.

TENTH: NOTICE OF EXECUTION - The Indemnitors hereby waive notice of the execution of the Bonds and of the acceptance of this Agreement, and the Principals and the Indemnitors hereby waive all notice of any default, or any other act or acts giving rise to any claim under the Bonds, as well as notice of any and all liability of the Surety under the Bonds, and any and all liability on their part hereunder, to the end and effect that, the Principals and the Indemnitors shall be and continue to be liable hereunder, notwithstanding any notice of any kind to which they might have been or be entitled, and notwithstanding any defenses they might have been entitled to make.

ELEVENTH: TRUST FUND - If any of the Bonds are executed in connection with a contract which by its terms or by law prohibits the assignment of the contract price, or any part thereof, the Principals and Indemnitors covenant and agree that all payments for or on account of said contract shall be held as a trust fund in which the Surety has an interest, for the payment of obligations incurred in the performance of the contract and for labor, materials, and services furnished in the prosecution of the work provided in said contract or any authorized extension or modification thereof; and, further, it is expressly understood and declared that all monies due and to become due under any contract or contracts covered by the Bonds are trust funds, whether in the possession of the Principals or Indemnitors or otherwise, for the benefit of and for payment of all such obligations in connection with any such contract or contracts for which the Surety would be liable under any Bonds; said trust also inures to the benefit of the Surety for any liability or loss it may have or sustain under any of the said Bonds, and this Agreement and declaration shall also constitute notice of such trust.

             LIBERTY BOND SERVICES, GENERAL AGREEMENT OF INDEMNITY
     INDEMNITORS:  MEADOW VALLEY CORPORATION AND ANY OF ITS PRESENT OR FUTURE,
          DIRECTLY OR INDIRECTLY MAJORITY-OWNED OR CONTROLLED SUBSIDIARIES OR AFFILIATES, WHETHER ALONE OR IN JOINT VENTURE WITH OTHERS NOT NAMED HEREIN; AND ANY CORPORATION, PARTNERSHIP OR PERSON UPON THE WRITTEN REQUEST OF ANY OF THE UNDERSIGNED
--------------------------------------------------------------------------------

TWELFTH: HOMESTEAD - The Principals and the Indemnitors hereby waive, so far as their respective obligations under this Agreement are concerned, all rights to claim any of their property including their respective homesteads, as exempt from levy, execution, sale or other legal process under the laws of any state, territory or possession.

THIRTEENTH: SETTLEMENTS - The Surety shall have the right, at its option and sole discretion, to adjust, settle or compromise any claim, demand, suit or judgment upon the Bonds, unless the Principals and the Indemnitors shall request the Surety to litigate such claim or demand, or to defend such suit, or to appeal from such judgment, and shall deposit with the Surety, at the time of such request, cash or collateral satisfactory to the Surety in kind and amount to be used in paying any judgment or judgments rendered or that may be rendered, with interest, costs, expenses and attorneys' fees, including those of the Surety.

FOURTEENTH: SURETIES - In the event the Surety procures the execution of the Bonds by other sureties, or executes the Bonds with co-sureties, or reinsures any portion of the Bonds with reinsuring sureties, than all the terms and conditions of this Agreement shall inure to the benefit of such other sureties co-sureties and reinsuring sureties, as their interests may appear.

FIFTEENTH: SUITS - Separate suits may be brought hereunder as causes of action accrue, and the bringing of suit or the recovery of judgment upon any cause of action shall not prejudice or bar the bringing of other suits upon other causes of action, whether theretofore or thereafter arising.

SIXTEENTH: OTHER INDEMNITY - The Principals and the Indemnitors shall continue to remain bound under the terms of this Agreement even though the Surety may have from time to time heretofore or hereafter, with or without notice to or knowledge of the Principals and the Indemnitors, accepted or released other agreements of Indemnity or collateral in connection with the execution or procurement of the Bonds, from the Principals or Indemnitors and/or others, it being expressly understood and agreed by the Principals and the Indemnitors that any and all other rights which the Surety may have or acquire against the Principals and the Indemnitors and/or others under any such other or additional agreements of indemnity or collateral shall be in addition to, and not in lieu of, the rights afforded the Surety under this Agreement.

SEVENTEENTH: INVALIDITY - In case any of the parties mentioned in this Agreement fail to execute the same, or in case the execution hereof by any of the parties be defective or invalid for any reason, such failure, defect or invalidity shall not in any manner affect the validity of this Agreement or the liability hereunder of any of the parties executing the same, but each and every party so executing shall be and remain fully bound and liable hereunder to the same extent as if such failure, defect or invalidity had not existed. It is understood and agreed by the Principals and Indemnitors that the rights, powers, and remedies given the Surety under this Agreement shall be and are in addition to, and not in lieu of, any and all other rights, powers, and remedies which the Surety may have or acquire against the Principals and Indemnitors or others whether by the terms of any other agreement or by operation of law or otherwise.

EIGHTEENTH: ATTORNEY IN FACT - The Principals and Indemnitors hereby irrevocably nominate, constitute, appoint and designate the Surety as their attorney-in-fact with the full right and authority, but not the obligation, to exercise all the rights of the Principals and Indemnitors assigned, transferred and set over to the Surety In this Agreement, with full power and authority to execute on behalf of and sign the names of the Principals and Indemnitors to any voucher, financing statement, release, satisfaction, check, bill of sale of all or any property by this Agreement assigned to the Surety, or other documents or papers deemed necessary and proper by the Surety in order to give full effect not only to the Intent and meaning of the within assignments, but also to the full protection intended to be herein given to the Surety under all other provisions of this Agreement. The Principals and Indemnitors hereby ratify and confirm all acts and actions taken and done by the Surety as such attorney-in-fact.

NINETEENTH: TERMINATION - This Agreement may be terminated by the Principals or Indemnitors upon twenty days' written notice sent by registered mail to the Surety at its home office at 600 W, Germantown Pike, #300, Plymouth Meeting, Pennsylvania 19462, but any such notice of termination shall not operate to modify, bar, or discharge the Principals or the Indemnitors as to the Bonds that may have been theretofore executed.

TWENTIETH: AMENDMENTS - This Agreement may not be changed or modified orally. No change or modification shall be effective unless made by written endorsement executed to form a part hereof.

TWENTY-FIRST: JURISDICTION - As to any legal action or proceeding related to this Agreement, the Principals and Indemnitors consent to the general jurisdiction of any local, state or federal court of competent subject matter jurisdiction and waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction; improper venue, forum non conveniens or any similar basis. Principals and Indemnitors further waive personal service or any end all process.

TWENTY-SECOND: ENTIRE AGREEMENT - THE PRINCIPALS AND THE INDEMNITORS REPRESENT TO THE SURETY THAT THEY HAVE CAREFULLY READ THIS ENTIRE AGREEMENT AND THAT THERE ARE NO OTHER AGREEMENTS OR UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, THAT IN
ANY WAY MODIFY, CHANGE OR VITIATE THE OBLIGATIONS OF THIS AGREEMENT EXCEPT AS EXPRESSLY SET FORTH BELOW.

TWENTY-THIRD: NONE
              ----

DATED as of this 1st day of September, 1998.

             LIBERTY BOND SERVICES, GENERAL AGREEMENT OF INDEMNITY
     INDEMNITORS:  MEADOW VALLEY CORPORATION AND ANY OF ITS PRESENT OR FUTURE,
          DIRECTLY OR INDIRECTLY MAJORITY-OWNED OR CONTROLLED SUBSIDIARIES OR AFFILIATES, WHETHER ALONE OR IN JOINT VENTURE WITH OTHERS NOT NAMED HEREIN; AND ANY CORPORATION, PARTNERSHIP OR PERSON UPON THE WRITTEN REQUEST OF ANY OF THE UNDERSIGNED
-------------------------------------------------------------------------------

WITNESS/ATTEST:

                                 MEADOW VALLEY CORPORATION
                                 --------------------------------------------
                                      (Full Name & Address of Principal)

                                 4411 S. 40/th/ ST., STE. D-11
                                 PHOENIX, AZ 85040
                                 ---------------------------------------------

By: Julie L. Bergo               By:  Bradley E. Larson
-----------------------------       -----------------------------(Seal)
    Julie L. Bergo, Secretary         Bradley E. Larson, President



================================================================================
                   TO BE SIGNED BY H.O. COMPANY OFFICER ONLY

                                         _______________________________(Surety)

By:_____________________________         By:____________________________(Seal)

================================================================================

             LIBERTY BOND SERVICES, GENERAL AGREEMENT OF INDEMNITY
     INDEMNITORS: MEADOW VALLEY CORPORATION AND ANY OF ITS PRESENT OR FUTURE,
          DIRECTLY OR INDIRECTLY MAJORITY-OWNED OR CONTROLLED SUBSIDIARIES OR AFFILIATES, WHETHER ALONE OR IN JOINT VENTURE WITH OTHERS NOT NAMED HEREIN; AND ANY CORPORATION, PARTNERSHIP OR PERSON UPON THE WRITTEN REQUEST OF ANY OF THE UNDERSIGNED
--------------------------------------------------------------------------------

        FOR NOTARIAL ACKNOWLEDGMENT OF PRINCIPAL/INDEMNITOR'S SIGNATURE


                             CORPORATE ACKNOWLEDGMENT
State of Arizona
         -------------------)

                            )SS
County of Maricopa
          ------------------)

  On this 1/st/ day of Sept, in the year 1998, before me personally comes BRADLEY E. LARSON to me known, who being by me duly sworn, deposes and says that
(s)he resides in the City of PHOENIX that (s)he is the PRESIDENT of MEADOW VALLEY CORPORATION, the corporation described in and which executed the foregoing instrument; that (s)he knows the seal of the said corporation: that the seal affixed to the said Instrument is such corporate seal; that it was so affixed by the order of the Board of Directors of said corporation, and that
(s)he signed (his)(her) name thereto by like order.


                                            /s/ Tortina M. Bunton
                                            ---------------------------------
                                            (Signature of Notary Public)

                                      My commission expires May 31, 2000

                             CORPORATE RESOLUTIONS

  At a Special meeting of the Board of Directors of the Meadow Valley Corporation "Corporation"), duly called and held on the day of, September 1, 1998, a quorum being present, the following Preamble and Resolutions were adopted:

  "WHEREAS, the Corporation has a substantial, material and beneficial interest in transactions in which MEADOW VALLEY CORPORATION AND ANY OF ITS PRESENT OR FUTURE, DIRECTLY OR INDIRECTLY MAJORITY-OWNED OR CONTROLLED SUBSIDIARIES OR AFFILIATES, WHETHER ALONE OR IN JOINT VENTURE WITH OTHERS NOT NAMED HEREIN; AND ANY CORPORATION, PARTNERSHIP OR PERSON UPON THE WRITTEN REQUEST OF ANY OF THE UNDERSIGNED (Hereinafter called the (individually and collectively hereinafter called "Principal") has applied or will apply to Liberty Mutual Insurance Company, LM Insurance Corporation, The First Liberty Insurance Corporation, Liberty Mutual Fire Insurance Company, Liberty Insurance Corporation, and their subsidiaries and affiliates, as the case may be (hereinafter called the "Surety"), for certain bonds or undertakings of whatever kind or nature:

  WHEREAS, the Surety has executed or is willing to consider the execution of such bonds or undertakings, as surety, upon being furnished with the written indemnity of the Corporation;

RESOLVED, that the officers authorized to execute documents on behalf of the Corporation, be and they are hereby authorized and empowered to execute any indemnity agreement or agreements required by the Surety as consideration for the execution by it of bonds or undertakings of whatever kind or nature on behalf of the Principal described in the agreement of indemnity required by the Surety; and

RESOLVED FURTHER, that the said officers be and they are hereby authorized and empowered, at any time prior or subsequent to the execution by the Surety of any such bonds or undertakings, to execute any and all amendments to said indemnity agreement or agreements; and to execute any other or further agreements relating to any such bonds or undertakings or to any collateral that may have been deposited with the Surety in connection therewith; and to take any and all other actions that may be requested or required by the Surety, in connection with any such bonds or undertakings; and

RESOLVED FURTHER, that the said officers be and they are hereby authorized and empowered to affix the corporate seal to such indemnity agreement or agreements and to any and all amendments to said indemnity agreement or agreements and to any other or further agreements."

I, Julie L. Bergo, Secretary of the Corporation, have compared the foregoing Preamble and Resolutions with the original thereof as recorded in the Minute Book of the Corporation; and do certify that the same are correct and true transcripts therefrom, and constitute the whole of said original Preamble and Resolutions.

The officers authorized to execute documents on behalf of this Corporation are:

Bradley E. Larson

Kenneth D. Nelson

Gary W. Burnell

Given under my hand and the seal of the Corporation, in the City of Phoenix State of Arizona this 1 day of September, 1998.

                                                  /s/ Julie L. Bergo
                                                 -------------------------------
                                                                       Secretary
                                       1